STATEMENT OF INVESTMENTS
BNY Mellon Global Real Return Fund

July 31, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 35.8%
Brazil - 1.6%
Brazil Letras do Tesouro Nacional, Treasury Bills	BRL	11.23	7/1/2027	133,728,000	[b]	17,050,352
Hungary - .2%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	1,458,000		1,534,073
Indonesia - .9%
Indonesia Treasury, Bonds, Ser. FR91	IDR	6.38	4/15/2032	111,041,000,000		6,633,865
Indonesia Treasury, Bonds, Ser. FR96	IDR	7.00	2/15/2033	46,350,000,000		2,865,661
					9,499,526
Italy - 1.3%
Intesa Sanpaolo SpA, Sr. Notes		7.20	11/28/2033	7,961,000		8,773,495
UniCredit SpA, Jr. Sub. Notes	EUR	7.50	6/3/2026	4,422,000	[c]	4,932,778
					13,706,273
Luxembourg - .2%
Summer BC Holdco B Sarl, Sr. Scd. Bonds	EUR	5.75	10/31/2026	1,805,000		1,944,901
Mexico - 1.6%
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	354,560,000		17,182,970
Netherlands - 4.7%
Merrill Lynch BV, Bank Gtd. Bonds		0.00	2/2/2026	44,303,300	[d]	49,176,663
Switzerland - .1%
Credit Suisse Group AG, Jr. Sub. Notes		5.25	2/11/2173	9,685,000	[c]	1,162,200
Credit Suisse Group AG, Jr. Sub. Notes		7.25	3/12/2173	2,650,000	[c]	318,000
					1,480,200
United Kingdom - 6.6%
HSBC Holdings PLC, Jr. Sub. Notes	EUR	4.75	7/4/2029	7,651,000	[c]	7,861,415
HSBC Holdings PLC, Sub. Notes	EUR	6.36	11/16/2032	4,303,000		4,988,583
HSBC Holdings PLC, Sub. Notes	GBP	8.20	11/16/2034	6,164,000		8,756,784
Lloyds Banking Group PLC, Sr. Unscd. Notes	GBP	2.25	10/16/2024	5,728,000		7,312,825
United Kingdom Gilt, Bonds	GBP	4.25	9/7/2039	25,227,400		32,268,929
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	4,088,000		4,622,935
Zegona Finance PLC, Sr. Scd. Bonds	EUR	6.75	7/15/2029	2,997,000		3,310,401
					69,121,872
United States - 18.6%
Ashtead Capital, Inc., Gtd. Notes		5.80	4/15/2034	890,000	[e]	906,102
Ball Corp., Gtd. Notes		2.88	8/15/2030	1,794,000		1,542,987
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		5.50	5/1/2026	2,289,000	[e]	2,278,528
Sprint Capital Corp., Gtd. Notes		8.75	3/15/2032	4,597,000		5,594,269
U.S. Treasury Bonds		3.00	11/15/2045	32,423,300		25,944,973
U.S. Treasury Floating Rate Notes, (3 Month USBMMY +0.13%)		5.34	7/31/2025	27,000,000	[f]	26,997,896
U.S. Treasury Floating Rate Notes, (3 Month USBMMY +0.20%)		5.41	1/31/2025	72,227,800	[f]	72,251,101
U.S. Treasury Inflation Indexed Notes		1.25	4/15/2028	52,993,783	[g]	51,778,512

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 35.8% (continued)
United States - 18.6% (continued)
Uber Technologies, Inc., Gtd. Notes	8.00	11/1/2026	6,945,000	[e]	6,979,142
United Airlines, Inc., Sr. Scd. Notes	4.38	4/15/2026	1,224,000	[e]	1,194,254
				195,467,764
Total Bonds and Notes (cost $380,243,420)			376,164,594
Description			Shares		Value ($)
Common Stocks - 40.7%
Bermuda - .5%
RenaissanceRe Holdings Ltd.			23,430		5,433,651
Brazil - .6%
B3 SA - Brasil Bolsa Balcao			3,213,271		6,146,865
France - 1.5%
Airbus SE			28,784		4,346,677
LVMH Moet Hennessy Louis Vuitton SE			2,712		1,911,449
Sanofi SA			97,134		9,989,373
				16,247,499
Germany - 1.1%
adidas AG			26,172		6,547,809
Rheinmetall AG			9,464		5,158,410
				11,706,219
Hong Kong - .4%
AIA Group Ltd.			664,400		4,428,115
India - 1.7%
Avenue Supermarts Ltd.			17,865	[e,h]	1,053,319
Bharti Airtel Ltd.			61,368		1,097,887
HDFC Bank Ltd.			519,747		10,008,911
Info Edge India Ltd.			13,229		1,115,231
Marico Ltd.			135,012		1,089,951
Power Grid Corporation of India Ltd.			262,711		1,095,414
Tube Investments of India Ltd.			21,939		1,089,567
Zomato Ltd.			413,730	[h]	1,138,716
				17,688,996
Indonesia - .6%
Bank Mandiri Persero TBK PT			15,663,500		6,199,179
Ireland - .3%
Ryanair Holdings PLC, ADR			28,840		2,921,492
Japan - .3%
Sony Group Corp.			34,700		3,087,355
Netherlands - 1.0%
ASML Holding NV			6,966		6,398,979
Universal Music Group NV			190,626		4,534,052
				10,933,031
South Korea - .9%
Samsung Electronics Co. Ltd.			145,871		8,968,781

Description	Shares		Value ($)
Common Stocks - 40.7% (continued)
Spain - .5%
Amadeus IT Group SA	77,072		5,067,555
Switzerland - 3.2%
Alcon, Inc.		[i]	0
Alcon, Inc.	126,608		11,901,152
Lonza Group AG	15,851		10,539,425
Nestle SA	110,672		11,234,396
		33,674,973
Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	98,349		16,306,264
United Kingdom - 8.8%
3i Group PLC	117,943		4,737,085
AstraZeneca PLC	70,244		11,136,876
BAE Systems PLC	509,183		8,500,000
Diageo PLC	159,254		4,960,001
Informa PLC	525,411		5,879,162
Land Securities Group PLC	918,826		7,522,254
Reckitt Benckiser Group PLC	98,704		5,297,613
RELX PLC	260,636		12,270,701
Rolls-Royce Holdings PLC	698,988	[h]	4,032,196
Shell PLC	419,657		15,306,165
Unilever PLC	205,777		12,601,526
		92,243,579
United States - 17.8%
Alphabet, Inc., Cl. A	40,046		6,869,491
Amazon.com, Inc.	68,547	[h]	12,816,918
AMETEK, Inc.	39,040		6,772,659
Apple, Inc.	67,161		14,915,115
CME Group, Inc.	53,913		10,443,487
Danaher Corp.	22,673		6,282,235
Deere & Co.	12,702		4,724,890
Dominion Energy, Inc.	163,476		8,739,427
Eli Lilly & Co.	10,003		8,045,113
Freeport-McMoRan, Inc.	86,173		3,913,116
GE Vernova, Inc.	15,530	[h]	2,768,067
Hubbell, Inc.	22,005		8,706,278
JPMorgan Chase & Co.	26,233		5,582,382
Lam Research Corp.	5,926		5,459,268
Linde PLC	28,337		12,850,829
Mastercard, Inc., Cl. A	10,232		4,744,681
Microsoft Corp.	43,096		18,029,212
Newmont Corp.	94,118		4,618,370
NVIDIA Corp.	92,631		10,839,680
Phillips 66	30,213		4,395,387
Pinterest, Inc., Cl. A	91,095	[h]	2,910,485

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description				Shares		Value ($)
Common Stocks - 40.7% (continued)
United States - 17.8% (continued)
The Goldman Sachs Group, Inc.				18,151		9,239,404
The Walt Disney Company				83,051		7,781,048
Zoetis, Inc.				31,853		5,734,814
					187,182,356
Total Common Stocks (cost $323,012,448)				428,235,910
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - 1.0%
Call Options - .3%
S&P 500 Index, Contracts 670		6,000	12/31/2024	402,000,000		3,504,100
Put Options - .7%
Euro Stoxx 50 Price EUR, Contracts 2,047	EUR	4,800	11/15/2024	98,256,000		2,428,041
Euro Stoxx 50 Price EUR, Contracts 2,231	EUR	4,700	9/20/2024	104,857,000		1,009,261
FTSE 100 Index, Contracts 573	GBP	7,700	12/20/2024	44,121,000		449,338
S&P 500 Index, Contracts 675		5,000	9/20/2024	337,500,000		1,086,750
S&P 500 Index, Contracts 460		4,950	12/20/2024	227,700,000		2,216,280
					7,189,670
Total Options Purchased (cost $18,351,374)				10,693,770

Exchange-Traded Funds - 6.1%
United States - 6.1%
Graniteshares Gold Trust				489,096	[h,j]	11,831,232
iShares Gold Trust				419,566	[h,j]	19,425,906
iShares Silver Trust				315,071	[h,j]	8,314,724
SPDR Gold Shares				107,027	[h,j]	24,246,967
Total Exchange-Traded Funds (cost $58,558,552)				63,818,829

Short-Term Investments - 5.3%
Mexico - 3.0%
Mexico Cetes, Treasury Bills, Ser. BI	MXN	10.06	10/3/2024	60,540,000	[b]	31,897,470
U.S. Government Securities
U.S. Treasury Bills		5.27	10/31/2024	24,000,000	[b]	23,689,008
Total Short-Term Investments (cost $58,702,864)				55,586,478
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - 6.9%
Closed-end Investment Companies - 3.9%
Amedeo Air Four Plus Ltd.				1,869,830		1,153,932
Greencoat UK Wind PLC				6,509,200		12,189,388
Riverstone Credit Opportunities Income PLC				3,871,998		3,156,025

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 6.9% (continued)
Closed-end Investment Companies - 3.9% (continued)
The BioPharma Credit Fund PLC		15,635,958	[i] 14,164,280
The Renewables Infrastructure Group Ltd.		7,414,160	9,928,091
			40,591,716
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5.44	31,676,428	[k] 31,676,428
Total Investment Companies (cost $78,089,304)		72,268,144

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $968,768)	5.44	968,768	[k] 968,768
Total Investments (cost $917,926,730)		95.9%	1,007,736,493
Cash and Receivables (Net)		4.1%	43,379,513
Net Assets		100.0%	1,051,116,006

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

USBMMY—U.S. Treasury Bill Money Market Yield

BRL—Brazilian Real

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

MXN—Mexican Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security is a discount security. Income is recognized through the accretion of discount.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2024, these securities were valued at $12,411,345 or 1.18% of net assets.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

h Non-income producing security.

i Security, or portion thereof, on loan. At July 31, 2024, the value of the fund’s securities on loan was $958,459 and the value of the collateral was $968,768, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

j These securities are wholly-owned by the Subsidiary referenced in Note 1.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro BTP Italian Government Bond	142	9/6/2024	17,893,093[a]	18,281,713	388,620

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Futures (continued)
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long (continued)
U.S. Treasury 10 Year Notes	67	9/19/2024	7,420,359	7,491,438	71,079
U.S. Treasury 2 Year Notes	1,061	9/30/2024	216,260,142	217,894,586	1,634,444
U.S. Treasury Long Bond	190	9/19/2024	22,800,000	22,948,438	148,438
Futures Short
E-mini Russell 2000	93	9/20/2024	10,493,520	10,569,450	(75,930)
Standard & Poor's 500 E-mini	284	9/20/2024	77,782,323	78,923,600	(1,141,277)
Gross Unrealized Appreciation				2,242,581
Gross Unrealized Depreciation				(1,217,207)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Call Options:
ASML Holding NV, Contracts 44	800.00	8/16/2024	3,520,000	EUR	(285,000)
Euro Stoxx 50 Price EUR, Contracts 1,023	5,150	11/15/2024	52,684,500	EUR	(613,356)
Shell Plc, Contracts 183	29.25	9/20/2024	5,352,750	GBP	(91,750)
Put Options:
Accenture Plc, Contracts 193	250.00	9/20/2024	4,825,000		(5,790)
Euro Stoxx 50 Price EUR, Contracts 2,231	4,400	9/20/2024	98,164,000	EUR	(299,398)
Ge Vernova Inc, Contracts 150	170.00	8/16/2024	2,550,000		(60,000)
Rheinmetall Ag, Contracts 77	460.00	8/16/2024	3,542,000	EUR	(31,083)
S&P 500 Index, Contracts 460	4,550	12/20/2024	209,300,000		(1,194,160)
U.S Treasury 10 Year Friday 1st Week September Future, Contracts 206	111.00	8/2/2024	22,866,000		(12,875)
U.S Treasury 10 Year Friday 1st Week September Future, Contracts 189	111.25	8/2/2024	21,026,250		(20,672)
U.S Treasury 10 Year Friday 1st Week September Future, Contracts 187	111.50	8/2/2024	20,850,500		(35,062)
U.S Treasury Bond Friday 1st Week September, Contracts 173	121.00	8/2/2024	20,933,000		(124,344)
Total Options Written (premiums received $7,759,977)					(2,773,490)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

GBP—British Pound

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Mexican Peso	13,891,859	United States Dollar	740,352	9/13/2024	152
Swiss Franc	158,892	United States Dollar	178,069	8/16/2024	3,298
CIBC World Markets Corp.
Swiss Franc	217,396	United States Dollar	242,835	8/16/2024	5,311
Citigroup Global Markets, Inc.
Hong Kong Dollar	16,467,332	United States Dollar	2,112,677	8/16/2024	(3,945)
J.P. Morgan Securities LLC
Euro	1,079,453	United States Dollar	1,172,664	10/15/2024	(205)
United States Dollar	675,924	Euro	616,914	10/15/2024	5,856
RBS Securities, Inc.
Swiss Franc	134,505	United States Dollar	150,670	8/16/2024	2,861
Euro	3,268,304	United States Dollar	3,587,232	10/15/2024	(37,329)
United States Dollar	802,801	Euro	733,320	10/15/2024	6,298
State Street Bank & Trust Company
Hong Kong Dollar	203,818,935	United States Dollar	26,149,101	8/16/2024	(48,970)
United States Dollar	28,265,846	Hong Kong Dollar	220,286,267	8/16/2024	56,983
United States Dollar	18,477,433	Mexican Peso	349,219,793	9/13/2024	(137,686)
United States Dollar	180,827,903	British Pound	140,970,168	10/15/2024	(504,606)
United States Dollar	142,090,167	Euro	130,723,979	10/15/2024	102,949
United States Dollar	11,151,226	Indonesian Rupiah	181,518,555,677	10/15/2024	17,278
United States Dollar	22,364,631	Swiss Franc	20,103,101	8/16/2024	(582,016)
UBS Securities LLC
Euro	1,540,047	United States Dollar	1,673,249	10/15/2024	(511)
Swiss Franc	2,130,268	United States Dollar	2,378,033	8/16/2024	53,557
British Pound	1,991,882	United States Dollar	2,584,785	10/15/2024	(22,591)
Gross Unrealized Appreciation					254,543
Gross Unrealized Depreciation					(1,337,859)

See notes to consolidated financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - GSVISK2S at Maturity	USD Maturity Fixed at 0.00%	Goldman Sachs & Co. LLC	2/28/25	89,363,912	2,411,736
USD - BXIINIM3 at Maturity	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	11/25/24	80,040,687	153,217

STATEMENT OF INVESTMENTS (Unaudited) (continued)

OTC Total Return Swaps (continued)
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - BXIINIF3 at Maturity	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	12/6/24	83,310,145	3,330,477
USD - CIEQVHG4 at Maturity	USD 6 Month Fixed at 0.00%	Citigroup Global Markets, Inc.	1/5/25	34,832,934	(994,900)
USD - GSVLTYIA at Maturity	USD - FEDL01 5.33% at Maturity	Goldman Sachs & Co. LLC	3/9/26	39,344,079	910,063
Gross Unrealized Appreciation					6,805,493
Gross Unrealized Depreciation					(994,900)

USD—United States Dollar

BXIINIM3—Barclays NIM3 Index

BXIINIF3—Barclays NIF3 Index

GSVISK2S—GS Systematic Skew US Series 2S Excess Return Strategy

CIEQVHG4—Citi High Yield CB Volatility Carry Series 4 Index

GSVLTYIA—GS Treasury Inter-Weekly Volatility Carry

FEDL01—Effective Federal Funds Rate

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon Global Real Return Fund

July 31, 2024 (Unaudited)

The following is a summary of the inputs used as of July 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	123,190,335		-	123,190,335
Equity Securities - Common Stocks	229,891,780	198,344,130	††	-	428,235,910
Exchange-Traded Funds	63,818,829	-		-	63,818,829
Foreign Governmental	-	107,899,247		-	107,899,247
Investment Companies	32,645,196	40,591,716	††	-	73,236,912
U.S. Treasury Securities	-	200,661,490		-	200,661,490
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	254,543		-	254,543
Futures†††	2,242,581	-		-	2,242,581
Options Purchased	10,693,770	-		-	10,693,770
Swap Agreements†††	-	6,805,493		-	6,805,493
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(1,337,859)		-	(1,337,859)
Futures†††	(1,217,207)	-		-	(1,217,207)
Options Written	(2,593,412)	(180,078)		-	(2,773,490)
Swap Agreements†††	-	(994,900)		-	(994,900)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills)are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board.These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies, or as a substitute for an investment. The fund is subject to market riskinterest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments.

At July 31, 2024, accumulated net unrealized appreciation on investments was $103,482,694, consisting of $148,885,397 gross unrealized appreciation and $45,402,703 gross unrealized depreciation.

At July 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.